UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2005

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

         Delaware                      0-28443                   23-3011702
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                         416 Hungerford Drive, Suite 330
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

                                  240-499-2680
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 21, 2005, Cytomedix, Inc., issued a press release announcing the retirement of Mr. Robert Burkett as a director and the Chairman of the Board of Directors of Cytomedix effective June 30, 2005. Dr. Kshitij Mohan, also a director and the current Chief Executive Officer of Cytomedix has been appointed by the Board of Directors to serve as Chairman of the Board of Directors effective July 1, 2005. The press release making such announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9--Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.       Description

Exhibit 99.1      Press Release of Cytomedix, Inc., dated June 21, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYTOMEDIX, INC.

                                       By: /s/ Kshitij Mohan
                                           -------------------------------------
                                           Kshitij Mohan
                                           Chief Executive Officer

Date:  June 22, 2005